(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No.___ )
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THE KOREA FUND, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)
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To the Stockholders:
The Annual Meeting of Stockholders (the “Annual Meeting”) of The Korea Fund, Inc. (the “Fund”) is to be held at 4:00 p.m., Eastern time, on October 25, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st-52nd Streets), New York, New York 10154. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting, and an envelope — postage-prepaid — in which to return your proxy card are enclosed. You may also vote by touch-tone telephone or through the internet by following the instructions on the enclosed proxy card.
At the Annual Meeting, the stockholders will elect two Class III Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. All of our independent Directors plan to attend this meeting and look forward to meeting interested stockholders.
Your Fund’s Directors recommend that you vote in favor of the nominees for Class III Director.
Respectfully,
Julian Reid
Chairman of the Board,
on behalf of the full Board
STOCKHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

THE KOREA FUND, INC.
Notice of Annual Meeting of Stockholders
To the Stockholders of
The Korea Fund, Inc.:
Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of The Korea Fund, Inc. (the “Fund”) has been called to be held at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st-52nd Streets), New York, New York 10154, on October 25, 2006 at 4:00 p.m., Eastern time, to elect two Class III Directors of the Fund, each to hold office for a term of three years and until his successor shall have been duly elected and qualified.
The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Holders of record of the shares of common stock of the Fund at the close of business on August 11, 2006 are entitled to vote at the Annual Meeting or any adjournments or postponements thereof.
By order of the Board of Directors,
John Millette, Secretary
September 8, 2006
IMPORTANT — We urge you to sign and date the enclosed proxy card and mail it in the enclosed postage-prepaid envelope or vote by touch-tone telephone or through the internet, so as to ensure a quorum at the Annual Meeting. This is important whether you own few or many shares. Your prompt voting may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the Annual Meeting and wish to vote your shares in person at that time, you will be able to do so.
If you have any questions concerning the procedures to be followed to vote your shares, please contact Georgeson, Inc. at 800-843-0369.

PROXY STATEMENT
GENERAL
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders, to be held at the offices Deutsche Asset Management, 345 Park Avenue (at 51st-52nd Streets), New York, New York 10154, on October 25, 2006 at 4:00 p.m., Eastern time, and at any adjournments or postponements thereof (collectively, the “Meeting”).
This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to stockholders on or about September 8, 2006 or as soon as practicable thereafter. If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund (addressed to the Fund’s Secretary at the Fund’s principal executive offices, 345 Park Avenue, New York, New York 10154), by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the nominees for Class III Director named in the Proxy Statement and in the discretion of the proxy holders on any other matter that may properly come before the Meeting.
The presence at any Fund stockholders’ meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.
With respect to the election of Director nominees, abstentions and broker-non-votes will have the same effect as a vote not to elect the nominees, because election of a nominee requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. See “Proposal: Election of Directors – Required Vote.”
Holders of record of the common stock of the Fund at the close of business on August 11, 2006 (the “Record Date”) will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements. There were 26,967,347 shares of common stock outstanding on the Record Date.
The Fund provides periodic reports to all stockholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s annual report for its fiscal year ended June 30, 2006 and a copy of the Fund’s semi-annual report for the six-month period ended December 31, 2005, without charge, by calling (800) 349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.
THE KOREA FUND, INC.     1

PROPOSAL: ELECTION OF DIRECTORS
The Board of Directors is divided into three classes, with each Director serving for a term of three years. Only Class III Directors are up for election at the Meeting. The terms of the Class I and Class II Directors do not expire this year.
Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of each of the nominees listed below as a Class III Director of the Fund, each such nominee to serve for a term of three years and until his successor is duly elected and qualifies. Ronaldo A. da Frota Nogueira and Richard A. Silver are both currently Class III Directors. The Board appointed Mr. Silver as a new Class III Director at its July 12, 2006 meeting, filling the vacancy created by the resignation of Mr. Kenneth C. Froewiss. Each nominee has consented to stand for election and to serve if elected. If any nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace that nominee. For election of Class III Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.
Information Concerning the Nominees
The following table sets forth certain information concerning the nominees for Class III Directors of the Fund. Unless otherwise noted, the nominees have engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.
Class III — Nominees to Serve until 2009 Annual Meeting of Stockholders

				Dollar Range of Equity
				Securities in All Registered
				Investment Companies
Name (Age)	Present Office with the Fund;		Dollar Range of	Overseen by Director in
Address	Principal Occupation or	Year First	Equity Securities	Family of Investment
Independent	Employment and Directorships in	Became a	in the Fund as of	Companies as of
Directors*[1]	Publicly Held Companies	Director	June 30, 2006**	December 31, 2005**

Ronaldo A. da Frota Nogueira (68)	Director of the Fund; Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA). Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).	2000	Over $100,000	Over $100,000
Richard A. Silver (59)	Director of the Fund; Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005); Treasurer & CFO, Fidelity Investments (1997-2000).	2006	None	None

2    THE KOREA FUND, INC.

Information Concerning Continuing Directors
The following table sets forth certain information regarding the Fund’s Class I and Class II Directors. As mentioned, these Directors are not up for election this year. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.
Class I — Directors Serving until 2007 Annual Meeting of Stockholders

				Dollar Range of Equity
				Securities in All
				Registered Investment
				Companies Overseen
Name (Age)	Present Office with the Fund; Principal		Dollar Range of	by Director in Family
Address	Occupation or Employment and	Year First	Equity Securities	of Investment
Independent	Directorships in Publicly Held	Became a	in the Fund as of	Companies as of
Directors*[1]	Companies	Director	June 30, 2006**	December 31, 2005**

Julian Reid (62)	Director and Chairman of the Fund; Director and Chief Executive Officer of 3a Asset Management Limited (since 1998); Director and Chairman 3a Funds Group (since 1998); President of the Saffron Fund, Inc. (1994-1998, 2004); Director and Chairman of the Saffron Fund, Inc. (1994-2004, Chairman since 1998); Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006); Director of JF China Region Fund, Inc. (since 1997); and Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006).	2004	None	None

Christopher Russell (57)	Director of the Fund; Consultant at GaveKal Research (since 2001) (economic and asset strategy research). Director of each of British Airways Pension Investment Management Company Ltd. (since 2005); Candover plc (since 2004); Salters Management Company Ltd. (since 2003); LIM Japan Fund (since 2002); Enhanced Index Funds (since 2002); Investec High Income Trust plc (since 2001); JP Morgan Fleming Japanese Smaller Companies Investment Trust plc (since 2006); and Gartmore Investment Management plc (1997-2001).	2004	None	None

THE KOREA FUND, INC.     3

Class II — Directors Serving until 2008 Annual Meeting of Stockholders

Dollar Range of Equity
Securities in All
Registered Investment
Companies Overseen
Name (Age)	Present Office with the Fund; Principal		Dollar Range of	by Director in Family
Address	Occupation or Employment and	Year First	Equity Securities	of Investment
Independent	Directorships in Publicly Held	Became a	in the Fund as of	Companies as of
Directors*[1]	Companies	Director	June 30, 2006**	December 31, 2005**

Kesop Yun (61)	Director of the Fund; Professor (formerly Dean, 1999-2001), College of Business Administration, Seoul National University, Seoul, Korea; Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Visiting Professor of London Business School (1997-1998); President, Korea Securities & Economy Institute (1994-1995) and Korea Tax Association (1994-1995). Formerly, Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (2001-2005).	1999***	None	None

All Directors and Officers as a Group			4,000 shares	Less than 1% of shares of the Fund

*	Directors considered by the Fund and its counsel not to be “interested persons” of the Fund, or the Fund’s investment manager, Deutsche Investment Management Americas, Inc., or the Fund’s subadvisor, Deutsche Investment Trust Management Company Limited.

**	The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Equity security holdings were valued as of June 30, 2006.

***	Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

[1]	For purposes of Fund business, all Directors may be contacted at the following address: c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, NY 10154.
4    THE KOREA FUND, INC.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the Investment Company Act of 1940, as amended (the “1940 Act”), as applied to a closed-end management investment company, require the Fund’s Directors and executive officers, Deutsche Investment Management Americas, Inc. (“DeIM”), the Fund’s investment manager, affiliates of the Fund’s investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund’s outstanding securities (all such persons collectively, “Reporting Persons”) to file reports of ownership of the Fund’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.
Based on a review of reports filed by the Fund’s Directors and executive officers, the Fund’s investment manager, officers and Directors of the investment manager, affiliated persons of the Fund’s investment manager, and beneficial holders of 10% or more of the Fund’s outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Exchange Act for the Fund’s fiscal year ended June 30, 2006 were timely, except that John Robbins, an officer of the Fund’s investment manager, filed a Form 3 twenty-seven days late. As a convenience to the Directors, the Fund’s investment manager assists the Directors in making their Section 16 filings.
According to a Schedule 13F filing made with the SEC on June 30, 2006, the following shareholder owned beneficially more than 5% of the Fund’s outstanding common stock:

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership	Percent of Class

Common Stock	City of London Investment Group, PLC c/o City of London Investment Management Company, Limited, 10 Eastcheap, London, EC3M ILX, England	6,527,452 shares[1]	24.21%

1	City of London Investment Group, PLC held sole voting power and sole investment power with respect to the above number of shares. City of London Investment Group, PLC held 6,527,452 shares, or 24.21%of the Fund’s outstanding stock, through its control of City of London Investment Management Company Limited.
Except as noted above, to the best of the Fund’s knowledge, as of July 31, 2006, no other person owned beneficially more than 5% of the Fund’s outstanding stock.
THE KOREA FUND, INC.     5

Committees of the Board - Board Meetings
The Board of Directors of the Fund met six times during the fiscal year ended June 30, 2006. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which he served as a regular member.
The Board of Directors seeks to have at least a majority of its members present at annual stockholder meetings. At the Fund’s most recent annual stockholder meeting on December 14, 2005, a majority of the Board attended either in person or via telephone.
The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee, and a Nominating and Governance Committee (formerly the Committee on Independent Directors).
Audit Committee
The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of DeIM (“Independent Directors”), as defined in the 1940 Act, the Committee being established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee met five times during the fiscal year ended June 30, 2006. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. applicable to closed-end funds. The Audit Committee’s purposes are (i) to oversee the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls (including disclosure controls and procedures), and, as appropriate, the internal controls of certain Fund service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (iii) to exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (iv) to act as a liaison between the Fund’s independent registered public accounting firm and the Board; (v) to oversee the Fund’s compliance with legal and regulatory requirements; and (vi) to prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund’s annual proxy statement relating to the election of Directors.
Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee must approve in advance the engagement of the Fund’s independent registered public accounting firm (i) to provide audit or non-audit services to the Fund; and (ii) non-audit services to DeIM or its control affiliates that relate directly to the Fund’s operations and financial reporting. In addition, the Fund’s independent registered public accounting firm must notify the Fund’s Audit Committee not later than the Audit Committee’s next meeting if the independent registered public accounting firm enters into an engagement with DeIM or its control affiliates for any other services with projected fees in excess of $25,000. Such notification must include a general description of the services awarded, the entity that is to be the recipient of such services, the timing of the engagement, the entity’s reason for selecting the Fund’s independent accountants, and the projected fees.
The Audit Committee’s duties are described in the Audit Committee’s charter, which was adopted by the Board of Directors and is attached to this Proxy Statement as Appendix A.
At a meeting held on July 12, 2006, the Audit Committee and the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP (“PWC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2007. The
6    THE KOREA FUND, INC.

Fund’s financial statements for the fiscal years ended June 30, 2006 and June 30, 2005 were audited by PWC.
Services Billed by PWC to the Fund. The following table sets forth the aggregate fees that PWC billed to the Fund during the Fund’s last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP.

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Ended	Billed to the Fund	Billed to the Fund	Billed to the Fund	Billed to the Fund

June 30, 2006	$65,150	$0	$0	$0

June 30, 2005	$106,000	$225	$20,000	$0

The fees disclosed in the table above under the caption “Audit Fees” are the fees billed for professional services rendered for the audits of the Fund’s annual financial statements and review of financial statements included in the Fund’s Form N-CSRs and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The fees disclosed under the caption “Audit-Related Fees” are the fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under “Audit Fees,” and include fees billed for agreed-upon procedures performed by PWC. “Tax Fees” are the fees billed for professional services rendered for tax compliance and tax return preparation. “All Other Fees” are the fees billed for products and services provided, other than the services described above.
Services Billed by PWC to DeIM and Affiliated Fund Service Providers. The following table sets forth the aggregate fees that PWC billed to the DeIM and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”) for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

	Audit-Related Fees Billed to	Tax Fees Billed to DeIM and	All Other Fees Billed to DeIM
Fiscal Year	DeIM and Affiliated Fund	Affiliated Fund Service	and Affiliated Fund Service
Ended	Service Providers	Providers	Providers

June 30, 2006	$45,200	$197,605	$0

June 30, 2005	$264,200	$0	$0

The fees disclosed in the table above under the caption “Audit-Related Fees” are the fees billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures performed by PWC. The fees disclosed in the table above under the caption “Tax Fees” are the fees billed for consultation services and agreed-upon procedures performed by PWC.
THE KOREA FUND, INC.     7

Non-Audit Services. The following table sets forth the aggregate fees that PWC billed during the Fund’s last two fiscal years for non-audit services.

		Total Non-Audit Fees Billed to	Total Non-Audit Fees
		Adviser and Affiliated Fund Service	Billed to Adviser and
		Providers (engagements related to	Affiliated Fund Service
	Total Non-Audit	Fund operations and financial	Providers (all other
Fiscal Year	Fees Billed to Fund	reporting)	engagements)	Total of Columns
Ended	(A)	(B)	(C)	A, B, and C

June 30, 2006	$0	$197,605	$15,000	$212,605

June 30, 2005	$20,000	$0	$89,634	$109,635

The fees disclosed in the table above under the caption “Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)” are the fees billed for services in connection with risk management, tax services, and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Fund.
The Fund’s Audit Committee gave careful consideration to the non-audit related services provided by PWC to the Fund, DeIM and Affiliated Fund Service Providers, and, based in part on certain representations and information provided by PWC, determined that the provision of these services was compatible with maintaining PWC’s independence.
Representatives of PWC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.
Audit Committee Report
In connection with the audited financial statements as of and for the fiscal year ended June 30, 2006 included in the Fund’s Annual Report for the fiscal year ended June 30, 2006 (the “Annual Report”), at a meeting held on August 22, 2006, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm.
The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence.
The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the auditing standards of the
8    THE KOREA FUND, INC.

Public Company Accounting Oversight Board (United States) generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.
Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee’s Charter and those discussed above, the Audit Committee of the Fund recommended to the Fund’s Board of Directors that the audited financial statements be included in the Fund’s Annual Report.
The Audit Committee currently consists of Messrs. Silver (Chair), Nogueira, Reid, Russell, and Yun.
Nominating and Governance Committee
The Nominating and Governance Committee is comprised of Independent Directors. The members of the Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. applicable to closed-end funds. The Committee met once during the fiscal year ended June 30, 2006 and held a subsequent meeting on July 12, 2006 to recommend Mr. Silver as a nominee for Independent Director.
The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board’s selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to the Independent Directors.
The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to) (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition.
The Board of Directors has adopted a written charter for the Nominating and Governance Committee, which is attached to this Proxy Statement as Appendix B. The Nominating and Governance Committee’s Charter is not available on the Fund’s website.
The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter (which is part of Appendix B hereto), as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A to the charter will not be considered by the Committee.
THE KOREA FUND, INC.     9

Executive Committee
The Executive Committee is empowered with, and the Directors have delegated to such Committee, all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. Mr. Reid serves on the Executive Committee. Messrs. Nogueira, Russell, and Yun serve as alternate members on the Executive Committee. The Executive Committee did not meet during the Fund’s fiscal year ended June 30, 2006.
Valuation Committee
The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund’s valuation policies when the full Board is not in session, determines the fair value of certain illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Nogueira and Russell serve as members of the Valuation Committee, with Mr. Reid serving as an alternate. The Valuation Committee met twice during the fiscal year ended June 30, 2006.
Stockholder Communications with Directors
The Fund has established procedures for stockholders to send communications to the Board of Directors. Communications should be sent in writing to the Board of Directors of The Korea Fund, Inc., c/o, John Millette, Secretary to the Fund, 345 Park Avenue, New York, New York 10154. The Secretary of the Fund will promptly forward copies of all written correspondence to the Directors.
10    THE KOREA FUND, INC.

Executive Officers
The name, age, present Fund office, and principal occupation of each of the Fund’s principal executive officers are set forth below. Unless otherwise noted, the address of each such person is c/o the Fund, 345 Park Avenue, New York, New York 10154.

	Present Office with the Fund;	Year First Became
Name (Age)	Principal Occupation or Employment[1]	an Officer[2]

Michael G. Clark (41)	President of the Fund; Managing Director, Deutsche Asset Management (2006– present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004– 2006) and Director of Product Development (2000– 2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999– 2000).	2006

Terrence S. Gray (36)	Vice President of the Fund; Managing Director of Deutsche Asset Management	2005

Paul H. Schubert (43)	Treasurer and Chief Financial Officer of the Fund; Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994– 2004).	2004

Elisa Metzger (43)	Chief Legal Officer of the Fund; Director of Deutsche Asset Management (since 2005). Formerly, Counsel, Morrison and Foerster, LLP (1999– 2005).	2005

Philip W. Gallo (44)	Chief Compliance Officer of the Fund; Managing Director of Deutsche Asset Management (since 2003). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994– 2003).	2004

John Millette (44)	Secretary of the Fund; Director of Deutsche Asset Management.	2005

Scott M. McHugh (34)	Assistant Treasurer of the Fund; Director of Deutsche Asset Management.	2005
THE KOREA FUND, INC.     11

	Present Office with the Fund;	Year First Became
Name (Age)	Principal Occupation or Employment[1]	an Officer[2]

Kathleen Sullivan D’Eramo (47)	Assistant Treasurer of the Fund; Director of Deutsche Asset Management.	2003

Caroline Pearson (44)	Assistant Secretary of the Fund; Managing Director of Deutsche Asset Management.	1998

[1]	Unless otherwise stated, all executive officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Gray, Schubert, and Millette and Mses. D’Eramo and Pearson own securities of Deutsche Bank AG.

[2]	The President, Treasurer, and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualifies. All other officers hold office in accordance with the Fund’s By-Laws.
12    THE KOREA FUND, INC.

Transactions with and Remuneration of Directors and Officers
The aggregate direct remuneration incurred by the Fund for payment to Independent Directors was $150,962, including expenses, for the fiscal year ended June 30, 2006. Each such Independent Director currently receives fees, paid by the Fund, of $3,000 per Directors’ meeting attended and an annual Director’s fee of $14,000, except the Chairman of the Board, who receives an additional $12,000 annual fee. The Chairman of the Audit Committee receives an additional $7,000 annual fee for serving in that capacity. Each Independent Director also receives $3,000 per committee meeting attended. In addition, each Independent Director is eligible to receive a full-day per diem fee of $1,500 or a half-day per diem fee of $750 as compensation for taking on special assignments at the request of the Board. DeIM supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund, and receives a management fee for its services. Several of the Fund’s officers are also officers, Directors, employees, or stockholders of DeIM and participate in the fees paid to that firm, although the Fund makes no direct payments to them.
The following Compensation Table provides, in tabular form, the following data:
Column (1): All Directors who received compensation from the Fund during the period.
Column (2): Aggregate compensation received by a Director from the Fund.
Columns (3) and (4): Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.
Column (5): Total compensation received by a Director from the Fund, plus compensation received from all funds managed by DeIM for which a Director served during the period. The total number of funds from which the Director received such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.
THE KOREA FUND, INC.     13

Compensation Table for the Fiscal Year ended June 30, 2006

(1)	(2)	(3)	(4)	(5)
				Aggregate Compensation
	Aggregate	Pension or Retirement	Estimated Annual	as a Director/Trustee
Name of Person,	Compensation	Benefits Accrued as	Benefits Upon	of the Fund and Other
Position	from the Fund	Part of Fund Expenses	Retirement	DWS Scudder Funds[1]

Robert J. Callander,	$9,087	N/A	N/A	$196,356
Director*				(5 funds)
Kenneth C. Froewiss,	$16,625	N/A	N/A	$129,687
Director**				(48 funds)
William H. Luers,	$6,723	N/A	N/A	$82,656
Director***				(5 funds)
Ronaldo A. da Frota	$27,500	N/A	N/A	$108,238
Nogueira, Director				(5 funds)
Julian Reid, Director	$45,500	N/A	N/A	$16,250
				(1 fund)
Christopher Russell,	$26,750	N/A	N/A	$15,500
Director				(1 fund)
Richard A. Silver,	N/A	N/A	N/A	N/A
Director****
Kesop Yun,	$18,777	N/A	N/A	$96,732
Director				(5 funds)

*	Mr. Callander was a Director of the Fund until October 12, 2005.

**	Mr. Froewiss was a Director of the Fund until March 31, 2006.

***	Mr. Luers was a Director of the Fund until December 14, 2005.

****	Mr. Silver was appointed as a Director on July 12, 2006.

1	Aggregate compensation information is as of December 31, 2005.
Required Vote
Election of the listed nominees for Class III Director requires the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote thereon. If a nominee does not receive the required vote, the Director holding over shall continue as a Director until his successor is elected and qualifies. Your Fund’s Directors recommend that stockholders vote FOR the listed nominees.
The Investment Manager
Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund’s investment decisions, buys and sells securities for the Fund, and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.
Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and
14    THE KOREA FUND, INC.

resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking, and insurance.
Appendix C contains information regarding each Director and principal executive officer of DeIM.
The Subadvisor
On April 3, 2002, the Directors of the Fund approved a Research and Advisory Agreement between DeIM and Deutsche Investment Trust Management Company Limited (the “Korean Advisor”), a wholly owned subsidiary of Deutsche Bank, which serves as subadvisor to the Fund. The address of the Korean Advisor and the principal business address of each Director and principal officer, as it relates to his or her duties at the Korean Advisor, is 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea 110-752. The Korean Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, and began serving as subadvisor to the Fund on July 9, 2002. The Korean Advisor renders investment advisory and management services with regards to that portion of the Fund’s portfolio allocated to the Korean Advisor by DeIM.
The principal occupations of each Director and principal executive officer of the Korean Advisor as of July 31, 2006 are set forth below. No Directors or officers of the Fund are employees, officers, Directors, or shareholders of the Korean Advisor.

Position with the Korean Advisor and
Name	Principal Occupation

Yong-Il Shin	Director and Chief Executive Officer
Jae-Heon Lee	Director and Head of Fixed Income Investment
Chong-Soo Lee	Director and Head of Marketing & Sales
Jin-Kwon Chung	Director and Head of Compliance

Other Matters
The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in their discretion.
Miscellaneous
Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of Deutsche Asset Management. The Fund has retained Georgeson, Inc. (“Georgeson”), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. Georgeson will be paid a fee not to exceed $1,500 plus expenses. The costs and expenses connected with the solicitation of proxies by the Fund’s officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to, and obtaining proxies from, the beneficial owners of such shares.
THE KOREA FUND, INC.     15

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about September 8, 2006. As mentioned above, Georgeson will assist in the solicitation of proxies.
As the meeting date approaches, certain stockholders may receive telephone calls from representatives of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.
If a stockholder wishes to participate in a meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this Proxy Statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-843-0369. Any proxy given by a stockholder is revocable until voted at a meeting. See “Proxy Statement-General.”
In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 25, 2006, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes entitled to be cast at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.
Stockholder Proposals
Stockholders wishing to submit proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the Fund’s 2007 annual meeting of stockholders should send their written proposals to the Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, New York, New York 10154 by May 11, 2007. The timely submission of a proposal does not guarantee its inclusion.
For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s By-Laws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund’s By-Laws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days’ notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.
16    THE KOREA FUND, INC.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2007 meeting of stockholders that are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.
By order of the Board of Directors,
John Millette
Secretary
345 Park Avenue
New York, New York 10154
September 8, 2006
THE KOREA FUND, INC.     17

APPENDIX A
THE KOREA FUND, INC.
AUDIT COMMITTEE CHARTER
ADOPTED APRIL 7, 2004 (AND REVISED AS OF APRIL 2005)
This document constitutes the Charter of the Audit Committee (the “Committee”) of the Board of Directors of The Korea Fund, Inc. (the “Fund”). The Board of Directors of the Fund (the “Board”) established the Committee to provide oversight with respect to the Fund’s accounting and financial reporting policies and practices.

1.	Organization. The Committee shall be composed of three or more members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund, who do not directly or indirectly receive consulting, advisory or other compensatory fees from the Fund or from the Fund’s investment adviser or its affiliates, except fees from the Fund for services as a Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Fund’s shares are traded.

2.	Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.
3.     Committee Purposes. The purposes of the Committee are as follows:

(a)	To oversee the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

(b)	To oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof;

(c)	To exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

(d)	To act as a liaison between the Fund’s independent auditors and the Board;

(e)	To oversee the Fund’s compliance with legal and regulatory requirements; and

(f)	To prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the Fund’s annual proxy statement relating to the election of directors, or, if the Fund does not file a proxy statement, in the Fund’s annual report filed with the Securities and Exchange Commission.
The function of the Audit Committee is oversight; it is management’s responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor’s responsibility to plan and carry out a proper audit.
THE KOREA FUND, INC.    A- 1

4.	Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

(a)	To approve the selection, retention, compensation and termination of the Fund’s independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Fund, as well as to set clear hiring policies relating to the hiring by entities within the Fund’s investment complex[1] of employees or former employees of the independent auditors;

(b)	To consider whether the provision of non-audit services rendered by the independent auditors to the Fund and the Fund’s investment adviser and its affiliates, or any other circumstances which may arise, impair the independence of independent auditors;

(c)	To: (i) at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund; (ii) discuss the annual audited financial statements with management and the independent auditor, including the Fund’s disclosures under “Portfolio Management Review;” and review any interim financial statements; and (iii) discuss policies with respect to risk assessment and risk management;

(d)	To meet with the Fund’s independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Fund’s annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Fund’s financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management’s responses thereto; (iv) to review the form of the opinion the auditors propose to render to the Board and Fund stockholders; and (v) to review any other reports, representations or communications from the auditors regarding matters within the Committee’s scope of responsibilities under this Charter;

1  “Investment company complex” includes:

-	the Fund and its investment adviser or sponsor;
-	any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and
-	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the sections above.
A- 2    THE KOREA FUND, INC.

(e)	To meet regularly with the Fund’s chief financial and accounting officers, the Fund’s Treasurer and the Fund’s investment adviser’s internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Fund;

(f)	To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund’s financial policies and procedures, internal accounting controls or disclosure controls and procedures;

(g)	To establish procedures for the receipt, retention and treatment of complaints that the Fund receives regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Fund, including without limitation questionable accounting or auditing matters;

(h)	To establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Fund, and (ii) non-audit services to the Fund’s investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Fund) that relate directly to the Fund’s operations and financial reporting;

(i)	To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Fund’s investment adviser (and its affiliates); and

(j)	To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5.	Role of Independent Auditors. The Fund’s independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

6.	Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Fund’s expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

7.	Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.
THE KOREA FUND, INC.    A- 3

APPENDIX B
THE KOREA FUND, INC.
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
ADOPTED APRIL 7, 2004 (AND REVISED AS OF APRIL 2005)
This document constitutes the Charter of the Nominating and Governance Committee (the “Committee”) of the Board of Directors of the above-referenced Fund. The Board of Directors of the Fund (the “Board”) has adopted this Charter to govern the activities of the Committee.

1.	Statement of Purposes and Responsibilities. The primary purposes and responsibilities of the Committee are: (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board’s selection the Director nominees for the next annual meeting of shareholders if any is to be held; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation practices of the Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Directors”), and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of all Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider such other matters of special relevance to Independent Directors.

2.	Organization and Governance. The Committee shall be comprised of all of the Independent Directors and shall not include any members who are not Independent Directors.

A member of the Committee may be designated by the Board as the Committee’s chair (the “Lead Independent Director”). The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s By-Laws. The Chair of the Board, the Lead Independent Director or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.	Qualifications for Director Nominees. The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide
THE KOREA FUND, INC.    B- 1

variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (v) overall diversity of the Board’s composition.

4.	Identification of Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

5.	Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

B- 2    THE KOREA FUND, INC.

Appendix A
Procedures for Shareholders to Submit Nominee Candidates
Adopted April 7, 2004 (and revised as of April 2005)
A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	Shareholder Recommendations must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least one hundred twenty (120) calendar days before the anniversary of the date that the Fund’s proxy statement was released to shareholders in connection with the previous year’s annual meeting.

3.	The Shareholder Recommendation must include:

(a)	a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the shareholder (the “candidate”); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination;

(b)	the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;

(c)	the recommending shareholder’s name and address as they appear on the Fund’s books;

(d)	the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and
THE KOREA FUND, INC.    B- 3

(e)	a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.
B- 4    THE KOREA FUND, INC.

APPENDIX C
DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.
The name, address and principal occupation of each director and principal executive officer of Deutsche Investment Management Americas, Inc. is set forth below.
Axel Schwarzer, President, Chief Executive Officer and Director
Michael Colon, Chief Operating Officer and Director
Jennifer Birmingham, Chief Financial Officer and Treasurer
A. Thomas Smith, Secretary and Chief Legal Officer
Mark Cullen, Executive Vice President
Patrick Campion, Executive Vice President
John Robbins, Chief Compliance Officer
The address of all directors and officers is 345 Park Avenue, New York, New York 10154.
THE KOREA FUND, INC.    C- 1

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

THE KOREA FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — October 25, 2006

The undersigned hereby appoints David Goldman, John Millette and Elisa Metzger, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Korea Fund, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Deutsche Asset Management, 345 Park Avenue (at 51st — 52nd Streets), New York, New York 10154, on Wednesday, October 25, 2006 at 4:00 p.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE UNDERSIGNED’S VOTE WILL BE CAST “FOR” PROPOSAL ONE.
PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED.

SEE REVERSE SIDE

THE KOREA FUND, INC. OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO VOTE YOUR PROXY
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING
This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-816-0834, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you direct. Available until 4:00 p.m. Eastern time on October 24, 2006.
INTERNET VOTING
Visit the Internet voting Web site at http://proxy.georgeson.com. Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 4:00 p.m. Eastern time on October 24, 2006.
VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1100, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

COMPANY NUMBER

CONTROL NUMBER

▼  DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL  ▼

The Board of Directors of the Fund recommends that Stockholders vote “FOR” Proposal 1.

1.	THE ELECTION OF TWO DIRECTORS
FOR ALL
	NOMINEE: CLASS III:	(except as marked to	WITHHELD
		the contrary below)	ALL
	RONALDO A. DA FROTA NOGUERIA	☐	☐

RICHARD A. SILVER

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.

Date:	, 2006

Signature(s)

Signature(s)

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.